EXHIBIT 24

                               POWERS OF ATTORNEY

         Each of the undersigned directors of Medtronic, Inc., a Minnesota corporation, hereby constitute and appoint each of WILLIAM W. GEORGE and DAVID
J. SCOTT, acting individually or jointly, their true and lawful attorney-in-fact and agent, with full power to act for them and in their name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Medtronic, Inc. to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with said Commission of its annual report on Form 10-K for the fiscal year ended April 30, 2000, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors to the Form 10-K and to any instruments and documents filed as part of or in connection with said Form 10-K or amendments thereto; and the undersigned hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

         The undersigned have set their hands this 29th day of June, 2000.



    /s/ Michael R. Bonsignore              /s/ Thomas E. Holloran
    ---------------------------------      ---------------------------------
    Michael R. Bonsignore                  Thomas E. Holloran

    /s/ William R. Brody, M.D., Ph.D.      /s/ Glen D. Nelson, M.D.
    ---------------------------------      ---------------------------------
    William R. Brody, M.D., Ph.D.          Glen D. Nelson, M.D.

    /s/ Paul W. Chellgren                  /s/ Jean-Pierre Rosso
    ---------------------------------      ---------------------------------
    Paul W. Chellgren                      Jean-Pierre Rosso

    /s/ Arthur D. Collins, Jr.             /s/ Richard L. Schall
    ---------------------------------      ---------------------------------
    Arthur D. Collins, Jr.                 Richard L. Schall

    /s/ William W. George                  /s/ Jack W. Schuler
    ---------------------------------      ---------------------------------
    William W. George                      Jack W. Schuler

    /s/ Antonio M. Gotto, Jr., M.D.        /s/ Gerald W. Simonson
    ---------------------------------      ---------------------------------
    Antonio M. Gotto, Jr., M.D.            Gerald W. Simonson

    /s/ Bernadine P. Healy, M.D.           /s/ Gordon M. Sprenger
    ---------------------------------      ---------------------------------
    Bernadine P. Healy, M.D.               Gordon M. Sprenger